                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): February 9, 1994


                              NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



         New Jersey                       1-640                 13-5267260
(State or other jurisdiction       (Commission File No.)        (Employer
      of incorporation)                                     Identification No.)




3000 N. Sam Houston Parkway East, Houston, Texas                   77032
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (713) 987-5000


                                 Not Applicable
         (Former name or former address, if changed since last report)

                                  Page 1 of 6

                           Exhibit Index is at Page 3
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ITEM 5.  OTHER EVENTS.


         On February 9, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (C)     EXHIBITS

             (i)      Exhibit 99.1     Press Release dated February 9, 1994.



                         *      *      *      *      *




                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               NL INDUSTRIES, INC.
                                               (Registrant)



                                               /s/ David B. Garten
                                               ________________________________
                                               David B. Garten
                                               Vice President, Secretary
                                                 and General Counsel





Dated: February 11, 1994





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                                 EXHIBIT INDEX



Exhibit                                                                         Page
- -------                                                                         ----
Exhibit 99.1              Press Release Issued on                                4
                          February 9, 1994





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